UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 24, 2009

Hines Real Estate Investment Trust, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-50805	20-0138854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas		77056-6118
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 24, 2009, Hines Interests Limited Partnership ("Hines") the sponsor of Hines Real Estate Investment Trust, Inc. ("Hines REIT" or the "Company") issued a press release discussing the certification of Williams Tower as a LEED Gold building. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 8.01 Other Events.

December 2009 Distribution

With the authorization of its board of directors, Hines REIT declared distributions for the month of December 2009. These distributions will be calculated based on shareholders of record each day during December in an amount equal to $0.00165699 per share, per day and will be paid in January 2010 in cash or reinvested in stock for those participating in Hines REIT's dividend reinvestment plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits-

Press Release of Hines dated November 24, 2009

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the timing of payment of distributions, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks associated with property acquisitions and other risks described in the “Risk Factors” section of Hines REIT’s Registration Statement on Form S-11, its Annual Report on Form 10-K for the year ended December 31, 2008 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Real Estate Investment Trust, Inc.

November 24, 2009	By:	/s/ Frank Apollo
Name: Frank Apollo
Title: Senior Vice President - Finance, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Hines dated November 24, 2009